Exhibit 10.2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information marked “[***]” in this Exhibit has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
MOUNTAIN VALLEY PIPELINE, LLC

This FIRST AMENDMENT (this “Amendment”) TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “Second A&R Agreement;” as modified by this Amendment, the “Agreement”) OF MOUNTAIN VALLEY PIPELINE, LLC, dated March 10, 2015, is adopted, executed and agreed to as of January 21, 2016 by MVP Holdco, LLC, a Delaware limited liability company (“EQT”), US Marcellus Gas Infrastructure, LLC, a Delaware limited liability company (“USG”), and Mountain Valley Pipeline, LLC, a Delaware limited liability company (the “Company”). EQT, USG and the Company are sometimes referred to herein collectively as the “Parties,” and each, a “Party.”
RECITALS
WHEREAS, concurrently with the execution of this Amendment, Con Edison Gas Midstream, LLC, a New York limited liability company (“Con Edison”), has executed and delivered to the Company a joinder to the Agreement (the “Joinder”), pursuant to which Con Edison has become a Member of the Company; and
WHEREAS, subject to Section 13.05 of the Second A&R Agreement, the Agreement may be amended by a written instrument executed by Supermajority Interest; and
WHEREAS, in connection with the execution and delivery of the Joinder by the parties thereto, EQT and USG, the holders of a Supermajority Interest, and the Company desire to enter into this Amendment to [***]; and
WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Second A&R Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EQT and USG, on behalf of themselves and the Members, and the Company agree as follows:
1.Amendments.
(a)    The Agreement shall be amended to add the following as paragraph (e) of the definition of “Net Profit or Net Loss,” and paragraphs (e), (f) and (g) of that definition are hereby renumbered as paragraphs (f), (g) and (h), respectively:
“(e)    to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) of the Code is required pursuant to Treasury

Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s Membership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account in computing Net Profits and Net Losses;”
(b)    The Agreement shall be amended to add the following as new Section 8.03(g):
“(g)    For any taxable year beginning on or after January 1, 2018, the Tax Matters Member shall be the Partnership Representative as that term is defined in Code Section 6223(a), as added by the Bipartisan Budget Act of 2015, and each Member shall take all actions necessary to cause the Tax Matters Member to be so designated in accordance with any procedures prescribed therefor. Each Party agrees that the Company shall, unless determined otherwise by the Management Committee in its reasonable discretion, elect the alternative method of paying any imputed underpayment resulting from any Company adjustment as provided by Code Section 6226, as added by the Bipartisan Budget Act of 2015, and each Member shall take any and all actions necessary to effect such election, including but not limited to the filing by each Member of amended returns and the payment of any tax, including any interest, penalties, or additions to such tax, resulting from the imputed underpayment.”
(c)    Section 13.11(c) of the Agreement is hereby amended and restated in its entirety as follows:
“(c)    Appraisal. Duff & Phelps LLC or, if Duff & Phelps LLC does not exist or is unable or unwilling to act in the applicable capacity, another nationally recognized appraisal firm (the “Appraiser”) is hereby appointed to resolve any dispute relating to the determination of Fair Market Value of a Membership Interest arising under Section 10.03(e) and the foregoing Sections 13.11(a) or (b); provided, that if a Member disagrees with the appointment of such Appraiser (with notice of such disagreement being provided to the Company and each applicable Member within five (5) Business Days of the delivery of the FMV Notice), the applicable Members shall use their best efforts to appoint a mutually agreeable alternative Appraiser within five (5) Business Days following the delivery of the disagreement notice described above. Within 30 Days of the date on which one side gives notice (the “FMV Notice”) to the other side and the Appraiser pursuant to Section 13.11(a) or (b), each side shall submit a proposed Fair Market Value to the Appraiser, together with any supporting documentation such side deems appropriate. The Appraiser shall consider such submissions and make a determination as to Fair Market Value as promptly as practicable and in any event on or before the 30th Day after submission by each side of its proposed Fair Market Value to the Appraiser. The determination of Fair Market Value by the Appraiser shall be final and binding on both sides. The cost of such appraisal shall be paid in equal portions by both sides. Each side shall provide to the other and, if applicable, the Appraiser, all information reasonably requested by them.”

(d)    The Agreement shall be amended to include the following as new Article 14:
“ARTICLE 14
[***]
14.01    Definitions. As used in this Article 14, the following terms have the respective meanings set forth below:
[***]
“CECONY” means Consolidated Edison Company of New York, Inc., a New York corporation.
“Con Edison” means Con Edison Gas Midstream, LLC, a New York limited liability company.
[***]
“EQT Precedent Agreement” means that certain Restated Precedent Agreement, dated October 20, 2015, between the Company and EQT Energy, LLC, as may be amended or otherwise modified from time to time.
[***]
“Facilities Expansion” means the expansion of the Facilities pursuant to clauses (b)-(d) in the definition of “Facilities”.
“Initial Facilities” means those Facilities described in clause (a) of the definition of Facilities.
“IPO” means the closing of the first firm commitment underwritten public offering and sale of securities of the Company (or any entity or entities created through any reorganization or designated by the Management Committee) pursuant to an effective registration statement (excluding any registration statement on Form S-4 or S-8 or their equivalent) filed by the Company under the Securities Act of 1933, as amended.
“Loans” means loans made to the Company pursuant to Section 4.02(a).
“Supermajority Interest” means the approval of the Representatives [***] of the Management Committee representing greater than [***]% of the aggregate Sharing Ratios of the Members represented by such Representatives.
“USG Precedent Agreement” means that certain Restated Precedent Agreement, dated October 20, 2015, between the Company and USG Properties Marcellus Holdings, LLC, as may be amended or otherwise modified from time to time.
14.02    [***].

(a)    Subject to the provisions of this Section 14.02, the Company hereby grants to [***] the right to [***]. For the avoidance of doubt, [***].
(b)    The Company shall give written notice ([***]“[***] Notice”) of any [***] within five Business Days of the approval of [***].
(c)    If, within ten Business Days following the receipt of [***] Notice [***] shall have the right to [***].
(d)    The Company may, in accordance with [***].
(e)    [***]. Each party to the [***] shall take all such other actions as may be reasonably necessary to [***].
14.03    [***]. Notwithstanding anything to the contrary in [***]
[***]
14.04    Management Committee Observer; [***].
(a)    Observer. Con Edison shall have the right to designate (i) one Management Committee observer (the “Observer”) and (ii) one alternate Management Committee observer (the “Alternate Observer”) that shall have the same rights as the Observer in the event that the Observer is unable to fulfill its duties as set forth herein. The term “Observer” shall also refer to the Alternate Observer when the Alternate Observer is actually performing the duties of the Observer. The initial Observer and Alternate Observer are [***] and [***], respectively, which may be changed by Con Edison from time to time with three Business Days prior written notice in advance of a meeting to the Company and the Founding Members; provided, that if giving such advance notice is not feasible, then any new Observer shall present written evidence of his or her authority at the commencement of such meeting.
(b)    Rights of Observer. The Observer shall have the right to attend and participate in meetings of the Management Committee and to receive all information provided to the Management Committee (including minutes of the Management Committee meetings) [***].
(c)    [***]. [***] shall have the right to [***] and the [***] agree to cause [***]. Solely to the extent necessary for [***] to exercise its rights under this Section 14.04(c), all provisions of this Agreement applicable to [***] shall be applicable to [***].
(d)    Notice of Meetings. [***], the Observer shall be entitled to receive notice of, and an agenda for, all Management Committee meetings at least five Days prior to the date of each meeting, together with proposed minutes of the previous Management Committee meeting (if such minutes have not been previously ratified), unless, with respect to special meetings of the Management Committee, such five Day period is shortened by the Management Committee pursuant to Section 6.02(d), in which case the Observer shall be entitled to receive notice by such shortened time, which shall in no event be less than one Business Day before any special meeting. The Observer shall have the right to participate in all Management Committee meetings in accordance with Section 6.02(g)(i) regardless of whether all other participants are present at such meeting in person. For the avoidance of doubt, actions taken at any meeting where the Observer was not given proper notice shall be null and void; provided, that such actions may be reinstated and be of full force and effect if re-authorized by written consent of the Management Committee (such consent to be made available to the Observer in accordance with Section 14.04(e)).
(e)    Action by Written Consent. [***], in the event the Management Committee takes any action by written consent pursuant to Section 6.02(g), the Management Committee shall cause to be delivered a copy of such written consent to the Observer when sent to the Representatives for execution.
(f)     [***]. The provisions of [***] shall apply to [***].
(g)    [***]. The provisions of [***] with respect to [***] shall apply to [***].
14.05    [***].
(a)    [***]. If [***] EQT and [***] propose to [***] shall be permitted to [***]; provided, however, that [***] would not be subject to [***] (unless [***] in which case such transaction shall be [***]). For the avoidance of doubt, any transactions pursuant to [***] shall not constitute [***].
(b)    [***]. Prior to [***] EQT and/or [***] shall deliver to [***].
(c)    [***].
(i)    [***] shall exercise its right to [***] by delivering [***]. If [***] does not approve [***] then [***] shall not [***].
(ii)    If [***] does not [***], then [***] shall be deemed to have [***].
(iii)    Each Member [***] shall [***].
(d)    [***]. This Section 14.05 shall not apply to [***].
14.06    [***].
(a)    [***]. If [***] a Member [***] desires to [***], then [***] shall be permitted to [***] on the terms and conditions set forth in this Section 14.06.
(b)    [***]. Within [***] Business Days of [***].

(c)    [***].
(iv)    [***] shall [***].
(v)    If [***].
(vi)    Prior to the time the [***]. Promptly following [***]:

(1)	such [***] shall [***]; and

(2)	the Company shall [***].
14.07    [***].
(a)    Notwithstanding anything to the contrary in this Agreement, the Founding Members and the Company agree that [***].
(b)    Notwithstanding anything to the contrary in [***] EQT and [***] hereby [***].
(c)    Notwithstanding anything to the contrary in [***] EQT and [***] agree that [***].
14.08    [***]. [***] shall have the [***], which shall specifically include [***]. If [***] another [***] then [***] shall [***]; provided; however, that nothing herein shall be deemed to [***].
14.09    Confidential Information. Notwithstanding anything to the contrary in this Agreement, the Founding Members and the Company agree that Con Edison may disclose Confidential Information to an Affiliate of Con Edison, including the directors, officers, members, managers, employees, agents and advisors of such Affiliate, if such Affiliate has agreed to abide by the terms of Section 3.06; provided, however, that in no event shall Con Edison or any of its successors, assigns or Affiliates disclose Confidential Information to any Shipper that is an Affiliate of Con Edison [***].
14.10    [***]. Notwithstanding anything to the contrary in this Agreement, the Founding Members and the Company hereby agree that [***].
14.11    [***].
(a)    If the Company shall [***], the Company shall [***]. The Company shall use [***]; provided, that, in the event that the [***]. The Company shall have the right to [***].
(b)    In connection with its obligations under this Section 14.11, the Company shall:

(i)    [***]; and
(ii)    [***] such other actions as are [***].
14.12    [***]. Notwithstanding any provision of the Agreement to the contrary, in the event [***] shall have the right [***]; provided that, any [***] shall [***]. Upon such election [***]; provided that [***] shall not [***] and shall not [***], and no [***] shall be [***] as a consequence of [***].
14.13    [***]; Assignability; Joinder. None of the Company, EQT or [***]. EQT and USG shall have the right to assign their obligations under this Article 14 without the prior written consent of any other Member only in connection with transfer of any Membership Interests to a third party [***]. This Article 14 will be binding upon, and inure to the benefit of, the respective successors and permitted assigns, as permitted by the terms of this Agreement, of the Members.
14.14    Waivers. None of EQT, USG [***] waives any right under this Article 14 by failure or delay in its exercise. A single or partial exercise of any right does not preclude its later or further exercise or the exercise of any other right. The rights and remedies in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.
14.15    Representations and Warranties. Each of the Company, EQT and USG hereby represent and warrant to [***].
14.16    Conflicts. In the event of a conflict between the terms and provisions of this Article 14 and the other terms and provisions of this Agreement, the terms and provisions of this Article 14 shall govern and control.
14.17    Final Investment Decision. At any time prior to the earlier to occur of (a) the date that is 30 Days after the FERC’s issuance of its final Environmental Impact Study related to the Facilities and (b) December 31, 2016, Con Edison shall have the option (the “Con Edison Termination Option”), exercisable in its sole discretion, to (a) re-assign its Membership Interests to EQT and USG pro rata based on the amounts by which EQT and USG were diluted in connection with their respective assignments of such Membership Interests to Con Edison and (b) be reimbursed (without interest) by EQT and USG (based on the same proportion by which the Membership Interests are re-assigned pursuant to clause (a) of this Section 14.17) for the amount of all Capital Contributions made by Con Edison in respect of such Membership Interests.”
2.    Limited Effect. Except as specified in this Amendment, all provisions, terms and conditions of the Agreement shall continue in full force and effect.
3.    Term. The terms and provisions set forth in Section 1(d) of this Amendment shall automatically terminate and no longer be a part of the Agreement, without any further action on the part of any Person, if [***].

4.    Governing Law. The laws of the State of Delaware govern this Amendment, and this Amendment shall be construed in accordance therewith, regardless of its choice of law principles. Jurisdiction and venue for any proceeding relating to this Amendment shall be as set forth in the Agreement.
5.    Representations and Warranties. Each Party hereby represents and warrants that (a) such Party is duly formed, validly existing, and in good standing under the Laws of the jurisdiction of its formation; (b) if required by applicable Law, such Party is duly qualified and in good standing in the jurisdiction of its principal place of business, if different from its jurisdiction of formation; and (c) such Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder, and all necessary actions by the board of directors, management committee, officers, managers, members, partners or other applicable Persons necessary for the due authorization, execution, delivery, and performance of this Amendment by such Party have been duly taken.
6.    Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signing Parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. A signature page to this Amendment or any other document prepared in connection with the transactions contemplated hereby which contains a copy of a Party’s signature and which is sent by such Party or its agent with the apparent intention (as reasonably evidenced by the actions of such Party or its agent) that it constitute such Party’s execution and delivery of this Amendment or such other document, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such Party had executed and delivered an original of this Amendment or such other document. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment or any such other document, shall be disregarded in determining the Party’s intent or the effectiveness of such signature.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first set forth above

Mountain Valley Pipeline, LLC

By: MVP Holdco, LLC, its Member
By:	/s/ Randall L. Crawford
Name: Randall L. Crawford
Title: President
By: US Marcellus Gas Infrastructure, LLC, its Member

By:	/s/ Matthew Schafer
Name: Matthew Schafer
Title: Vice President

MVP HOLDCO, LLC By: /s/ Randall L. Crawford Name: Randall L. Crawford Title: President
US MARCELLUS GAS INFRASTRUCTURE, LLC By: /s/ Matthew Schafer Name: Matthew Schafer Title: Vice President